UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report: April 28, 2011
PolyOne Corporation
(Exact Name of Registrant as Specified in Charter)

Ohio	1-16091	34-1730488

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
PolyOne Center, 33587 Walker Rd.
Avon Lake, Ohio 44012
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code:
(440) 930-1000
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
PolyOne Corporation is changing its method of recognizing actuarial gains and losses for all of its pension and other postretirement benefit plans. Historically, PolyOne recognized actuarial gains and losses in Accumulated Other Comprehensive income within Shareholders’ Equity on its consolidated balance sheets on an annual basis and amortized them into its operating results over the average remaining life of the plan participants for the majority of its U.S. and foreign benefit plans and over the remaining service period of plan participants for certain non-U.S. benefit plans, to the extent such gains and losses were outside of a corridor. PolyOne has elected to immediately recognize actuarial gains and losses, after consideration of inventory capitalization, in its operating results in the year in which the gains and losses occur because it is generally preferable to accelerate the recognition of deferred gains and losses into income rather than to delay such recognition. This change will improve the transparency of PolyOne’s operating results by more quickly recognizing the effects of economic and interest rate trends on plan obligations, investments and assumptions. These gains and losses are generally only measured annually as of December 31 and, accordingly, will be recorded during the fourth quarter of each year.
The majority of PolyOne’s net periodic benefit cost is captured within Corporate and eliminations in its operating segments results. The impact associated with the accounting change is reflected entirely within Corporate and eliminations. The annual recognition of actuarial gains and losses will be reflected within Corporate and eliminations. This change in accounting principle was elected by PolyOne during the first quarter of 2011, and is required to be reported through retrospective application of historical results in future quarterly and annual reports filed with the SEC to conform to current period presentation.
For informational purposes, included in Exhibit 99.1 to this Current Report on Form 8-K are historical unaudited consolidated statements of operations adjusted to apply the new accounting method retrospectively. This information shall not be deemed to be “filed” under the Securities Exchange Act of 1934.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit
Number	Description
99.1	Diluted Earnings per Share, as Reported and as Adjusted, Consolidated Statements of Operations, as Adjusted, and Reconciliation of Non-GAAP Financial Measures, as Adjusted.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: April 28, 2011

POLYONE CORPORATION
By:	/s/ Robert M. Patterson
	Name:	Robert M. Patterson
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Diluted Earnings per Share, as Reported and as Adjusted, Consolidated Statements of Operations, as Adjusted, and Reconciliation of Non-GAAP Financial Measures, as Adjusted